UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2019

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 National Business Parkway, 5th Floor

Annapolis Junction, MD 20701

(Address of principal executive offices) (Zip Code)

(301) 323-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	“CFX”	The New York Stock Exchange
5.75% Tangible Equity Units	“CFXA”	The New York Stock Exchange

Explanatory Note.

This Amendment No. 1 on Form 8-K/A amends “Item 9.01 - Financial Statements and Exhibits” included in the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 25, 2019 related to the completion of the acquisition of DJO Global, Inc. and its subsidiaries (“DJO”) by Colfax Corporation, a Delaware corporation (NYSE:CFX) (“Colfax”) on February 22, 2019. This Amendment No. 1 is being filed to provide the historical financial statements of DJO for the periods specified in Rule 3-05(b) of Regulation S-X and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of DJO, including the balance sheets as of December 31, 2018 and 2017, and the related statements of operations, comprehensive loss, deficit and cash flows for each of the three years in the period ended December 31, 2018, and the related notes to the consolidated financial statements and the report of the independent auditor thereon, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated condensed financial information as of and for the year ended December 31, 2018, are furnished as Exhibit 99.3 to this Form 8-K/A and incorporated into this Item 9.01(b) by reference.

(d) Exhibits.

23.1	Consent of Ernst & Young LLP.

99.2	DJO audited consolidated financial statements, including the balance sheets as of December 31, 2018 and 2017, and the related statements of operations, comprehensive loss, deficit and cash flows for each of the three years in the period ended December 31, 2018, together with the Independent Auditor’s Report.

99.3	Unaudited pro forma condensed consolidated financial information as of and for the year ended December 31, 2018.

Exhibit Index

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.2	DJO audited consolidated financial statements, including the balance sheets as of December 31, 2018 and 2017, and the related statements of operations, comprehensive loss, deficit and cash flows for each of the three years in the period ended December 31, 2018, together with the Independent Auditor’s Report.

99.3	Unaudited pro forma condensed consolidated financial information as of and for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 10, 2019

Colfax Corporation

By:	/s/ Christopher M. Hix
Name:	Christopher M. Hix
Title:	Chief Financial Officer and Treasurer

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